                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2000 and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 2001.


                                       /s/ James D. Kiggen
                                       -------------------------------------
                                       James D. Kiggen
                                       Chairman of the Board of Directors



STATE OF OHIO              )
                           )  SS:
COUNTY OF HAMILTON         )


     On the 5th day of February, 2001, personally appeared before me James D. Kiggen, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of February, 2001.


                                       /s/ Susan D. McClarnon
                                       -------------------------------------
                                       Notary Public

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2000 and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 2001.


                                       /s/ Phillip R. Cox
                                       -------------------------------------
                                       Phillip R. Cox
                                       Director



STATE OF OHIO              )
                           )  SS:
COUNTY OF HAMILTON         )


     On the 5th day of February, 2001, personally appeared before me Phillip R. Cox, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of February, 2001.


                                       /s/ Susan D. McClarnon
                                       -------------------------------------
                                       Notary Public

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2000 and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 2001.


                                       /s/ Richard G. Ellenberger
                                       -------------------------------------
                                       Richard G. Ellenberger
                                       Director



STATE OF OHIO              )
                           )  SS:
COUNTY OF HAMILTON         )


     On the 5th day of February, 2001, personally appeared before me Richard G. Ellenberger, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of February, 2001.


                                       /s/ Susan D. McClarnon
                                       -------------------------------------
                                       Notary Public

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2000 and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 2001.


                                       /s/ William A. Friedlander
                                       -------------------------------------
                                       William A. Friedlander
                                       Director



STATE OF OHIO              )
                           )  SS:
COUNTY OF HAMILTON         )


     On the 5th day of February, 2001, personally appeared before me William A. Friedlander, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of February, 2001.


                                       /s/ Susan D. McClarnon
                                       -------------------------------------
                                       Notary Public

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2000 and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 5th day of February, 2001.


                                       /s/ Karen M. Hoguet
                                       -------------------------------------
                                       Karen M. Hoguet
                                       Director




STATE OF OHIO              )
                           )  SS:
COUNTY OF HAMILTON         )


     On the 5th day of February, 2001, personally appeared before me Karen M. Hoguet, to me known and known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of February, 2001.


                                       /s/ Susan D. McClarnon
                                       -------------------------------------
                                       Notary Public

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2000 and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 2001.


                                       /s/ John T. LaMacchia
                                       -------------------------------------
                                       John T. LaMacchia
                                       Director




STATE OF OHIO              )
                           )  SS:
COUNTY OF HAMILTON         )


     On the 5th day of February, 2001, personally appeared before me Daniel J. Meyer, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of February, 2001.


                                       /s/ Susan D. McClarnon
                                       -------------------------------------
                                       Notary Public

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2000 and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 2001.


                                       /s/ Daniel J. Meyer
                                       -------------------------------------
                                       Daniel J. Meyer
                                       Director



STATE OF OHIO              )
                           )  SS:
COUNTY OF HAMILTON         )


     On the 5th day of February, 2001, personally appeared before me John T. LaMacchia, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of February, 2001.


                                       /s/ Susan D. McClarnon
                                       -------------------------------------
                                       Notary Public

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2000 and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 5th day of February, 2001.


                                       /s/ Mary D. Nelson
                                       -------------------------------------
                                       Mary D. Nelson
                                       Director



STATE OF OHIO              )
                           )  SS:
COUNTY OF HAMILTON         )


     On the 5th day of February, 2001, personally appeared before me Mary D. Nelson, to me known and known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of February, 2001.


                                       /s/ Susan D. McClarnon
                                       -------------------------------------
                                       Notary Public

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2000 and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 2001.


                                       /s/ David B. Sharrock
                                       -------------------------------------
                                       David B. Sharrock
                                       Director




STATE OF OHIO              )
                           )  SS:
COUNTY OF HAMILTON         )


     On the 5th day of February, 2001, personally appeared before me David B. Sharrock, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of February, 2001.


                                       /s/ Susan D. McClarnon
                                       -------------------------------------
                                       Notary Public

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2000 and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of February, 2001.


                                       /s/ J. Taylor Crandall
                                       -------------------------------------
                                       J. Taylor Crandall
                                       Director



STATE OF CALIFORNIA        )
                           )  SS:
COUNTY OF SAN MATEO        )


     On the 1st day of February, 2001, personally appeared before me J. Taylor Crandall, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 1st day of February, 2001.



                                       /s/ Tonia K. Baker
                                       -------------------------------------
                                       Notary Public

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2000 and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 2001.


                                       /s/ John M. Zrno
                                       -------------------------------------
                                       John M. Zrno
                                       Director



STATE OF OHIO              )
                           )  SS:
COUNTY OF HAMILTON         )


     On the 5th day of February, 2001, personally appeared before me John M. Zrno, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of February, 2001.



                                       /s/ Susan D. McClarnon
                                       -------------------------------------
                                       Notary Public

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2000 and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 2001.


                                       /s/ Carl Redfield
                                       -------------------------------------
                                       Carl Redfield
                                       Director



STATE OF OHIO              )
                           )  SS:
COUNTY OF HAMILTON         )


     On the 5th day of February, 2001, personally appeared before me Carl Redfield, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of February, 2001.


                                       /s/ Susan D. McClarnon
                                       -------------------------------------
                                       Notary Public